COMMON STOCK CERTIFICATE

                                   EXHIBIT 4.1


[Front of Certificate]


NUMBER                                                     SHARES

---------                                                 ----------





                                                            CUSIP 068593 10 2

                                     SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

This Certifies that





is the record holder of



FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF


                            BARRINGTON LABORATORIES, INC.

transferable on the books of the corporation in person or by duly authorized Attorney upon the surrender of this Certificate properly endorsed. This Certificate are the shares represented hereby are subject to the laws of the State of Nevada, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid unless countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the signature of it duly authorized officers.


Dated:


              T. J. Jesky                            Skyelan Rose
              President                              Secretary


                        BARRINGTON LABORATORIES, INC.
                                 CORPORATE
                                    SEAL

                                   NEVADA

[Reverse of Certificate]



     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - _________Custodian__________
                    (Cust.)            (Minor)
                    under Uniform Gifts to Minors Act_______________
                                                         (State)

Additional abbreviations may also be used though not in the above list.

For Value received,  ___________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------/--------------------------------------------

--------------------------------------------------------------------------------
         (NAME AND ADDRESS OF ASSIGNEE SHOULD BE PRINTED OR TYPEWRITTEN)
--------------------------------------------------------------------------------

__________________________________________________________________________Shares

of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney

to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated___________________


                    ------------------------------------------------------------

                    ------------------------------------------------------------
                    THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                    THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

                    THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Bank, Stockbrokers, Savings and Loan Association and Credit Unions.)


SIGNATURE GUARANTEED:



                             TRANSFER FEE WILL APPLY